Exhibit 10.3

THIRD AMENDMENT TO AMENDED AND RESTATED

REVOLVING LOAN AGREEMENT

This Third Amendment to Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of May 9, 2007 by and among Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (“Borrower”), Wheeling-Pittsburgh Corporation, a Delaware corporation (“Holdings”), General Electric Capital Corporation, as administrative agent (“Administrative Agent”) for the Lenders (this and all other capitalized terms not defined herein shall have the meanings set forth in the “Loan Agreement” as defined below), and the other Lenders signatory hereto.

RECITALS

WHEREAS, Borrower, Holdings, Administrative Agent, Lenders and certain other parties thereto have entered into an Amended and Restated Revolving Loan Agreement dated as of July 8, 2005 (as heretofore or hereafter amended, modified, supplemented or restated, the “Loan Agreement”);

WHEREAS, Borrower desires, and the Lenders and the Administrative Agent are willing, to amend the Loan Agreement, upon and subject to the conditions set forth in this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to the Loan Agreement.

(a) Annex A to the Loan Agreement is hereby amended by inserting the following definition in alphabetical order therein:

“Third Amendment” means that certain Third Amendment to Amended and Restated Revolving Loan Agreement dated as of May __, 2007 by and among Borrower, Holdings, Administrative Agent, and the Lenders.

“Third Amendment Effective Date” has the meaning ascribed to it in the Third Amendment.

(b) Annex G to the Loan Agreement is hereby amended by inserting the following text at the conclusion of clause (a) therein to read as follows:

“; provided further, that solely for purposes of the calculation of the Borrowing Availability in this clause (ii), for the period beginning on the Third Amendment Effective Date and ending on September 30, 2007, the Maximum Amount may be increased from $270,000,000 to $275,000,000, so long as the amount of the Borrowing Base shall exceed $285,000,000 at all times during such period.

2. Representations and Warranties of Borrower.

(a) The Recitals in this Amendment are true and correct in all respects.

(b) All representations and warranties of the Credit Parties in the Loan Agreement and in the other Loan Documents to which it is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date and (ii) with respect to any information set forth in the Disclosure Schedules as of the Third Amendment Effective Date; provided, that within seven (7) days of the Third Amendment Effective Date, the Borrower shall deliver to Agents and Lenders supplemental Disclosure Schedules (including marked copies to show the changes made against the Disclosure Schedules delivered to Agents and Lenders on the Restatement Date) which shall be true and correct in all material respects.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d) Borrower has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Amendment has been duly executed by Borrower and the other documents and agreements executed and delivered in connection herewith to which Borrower is a party have been duly executed and delivered by it.

(e) This Amendment is the legal, valid and binding obligation of Borrower and the other documents and agreements executed or delivered in connection herewith to which any of the other Credit Parties is a party are the legal, valid and binding obligations of the other Credit Parties, in each case enforceable against each of the Credit Parties in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(f) The execution, delivery and performance of this Amendment and the other documents and agreements executed and delivered in connection herewith do not and will not (i) violate any law, rule, regulation or court order to which any of the Credit Parties is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Credit Parties or any other agreement or instrument to which it is party or by which the properties of any of the Credit Parties is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Credit Parties, whether now owned or hereafter acquired, other than Liens in favor of Administrative Agent.

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(g) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by each of the Credit Parties, or the validity or enforceability, of this Agreement or the other documents or agreements executed or delivered in connection herewith to which any of the Credit Parties is a party, or the consummation of the transactions contemplated hereby or thereby, or the continuing operations of any of the Credit Parties following the consummation of such transactions, except as otherwise expressly contemplated by this Amendment.

3. Conditions Precedent to Effectiveness. This Amendment shall be effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied in the sole discretion of Administrative Agent:

(i) Each of the Credit Parties and the Requisite Lenders shall have delivered to Administrative Agent executed counterparts of this Amendment; and

(ii) Delivery to Administrative Agent of such additional agreements, documents or instruments, if any, as Administrative Agent may reasonably request.

4. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Lenders and Administrative Agent and shall be binding upon the successors and assigns of Borrower.

5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

6. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE LOAN AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

8. Release of Claims. Each of Borrower and the other Credit Parties hereby releases, remises, acquits and forever discharges each Lender, each Agent and the L/C Issuer (including any Person which is resigning or assuming such respective capacity) and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment or the other Loan Documents (collectively, the

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“Released Matters”). Borrower and each other Credit Party each hereby acknowledges that the agreements in this Section 8 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower and each other Credit Party each hereby represents and warrants to each Lender, each Agent and the L/C Issuer (including any Person which is resigning or assuming such respective capacity) that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Borrower or any other Credit Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

EACH OF BORROWER AND EACH OTHER CREDIT PARTY AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH OF BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH OF BORROWER AND EACH OTHER CREDIT PARTY WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, individually and as Administrative Agent

By:	s/ Matthew N. McAlpine
Name: Matthew N. McAlpine
Title: Duly Authorized Signatory

Signature Page to Third Amendment

WHEELING-PITTSBURGH CORPORATION

By:	s/ M. P. DiClemente
Name: Michael P. DiClemente
Title: Vice President and Treasurer

WHEELING-PITTSBURGH STEEL CORPORATION, as Borrower

By:	s/ M. P. DiClemente
Name: Michael P. DiClemente
Title: Vice President and Treasurer

Signature Page to Third Amendment

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	s/ Eustachio Bruno
Name: Eustachio Bruno
Title: Vice President

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender

By:	s/ Edmundo Kahn
Name: Edmundo Kahn
Title: Vice President

Signature Page to Third Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	s/ Danielle R. Asbjorn
Name: Danielle R. Asbjorn
Title: Associate

Signature Page to Third Amendment

JPMORGAN CHASE BANK, NA, as a Lender

By:	s/ Michael F. McCullough
Name: Michael F. McCullough
Title: Senior Vice President

Signature Page to Third Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	s/ David B. Julie
Name: David B. Julie
Title: Associate Director
Banking Products
Services, US

By:	s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director
Banking Products
Services, US

Signature Page to Third Amendment

Acknowledgement of Second Amendment

Each of the undersigned (i) acknowledges receipt of a copy of the Third Amendment to Amended and Restated Revolving Loan Agreement dated as of May __, 2007 (the “Amendment”; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Amendment), by and among Borrower, the Lenders party thereto and the Administrative Agent, (ii) consents to such Amendment and each of the transactions referenced in the Amendment and (iii) hereby acknowledges and agrees, in its respective capacities as debtor, obligor, grantor, mortgagor, pledgor, guarantor, surety, indemnitor, assignor and each other similar capacity, if any, in which any such entity or person has previously granted Liens on all or any part of its real, personal or intellectual property pursuant to the Loan Agreement or any other Loan Document or has guaranteed the repayment of the liabilities pursuant to any of the foregoing agreements, that all of such Liens and repayment obligations remain and shall continue in full force and effect and each of which is hereby ratified, confirmed and reaffirmed in all respects.

WHEELING-PITTSBURGH CORPORATION, as a Credit Party

By:	s/ M. P. DiClenente
Name: Michael P. DiClemente
Title: Vice President and Treasurer

WP STEEL VENTURE CORPORATION, as a Credit Party

By:	s/ Paul J. Mooney
Name: Paul J. Mooney
Title: Vice President and Treasurer

Signature Page to Third Amendment